SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

 [X]  Preliminary Information Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

 [ ]  Definitive Information Statement

                            Retirement Income Fund
                ----------------------------------------------
               (Name of Registrant as Specified in Its Charter)

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[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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    previously. Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

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                            RETIREMENT INCOME TRUST
                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held June 11, 2004
                               -----------------

TO OUR SHAREHOLDERS:

     A special meeting of shareholders of the RETIREMENT INCOME TRUST will be held at 5553 Woodmont Street, Pittsburgh, Pennsylvania 15217, on Friday, June 11,2004, at 10:00 a.m., EDST. The purpose of the meeting is to consider and act upon a proposal to authorize the following amendments to the Trust's Fundamental policies:

     1. To change Fundamental Policy number 3, which currently reads "Industry Concentration - Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry:"

to read, as follows: "Industry Concentration - Purchase the securities of any issuer if, as a result, more than 49% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry provided that real estate investment trusts which invest a majority of their assets in different real estate sectors, such as apartment buildings; shopping centers; industrial buildings; office buildings; hotels or motels; nursing homes and senior care centers; hospitals; or mortgages"

     2. To change Fundamental Policy number 5, which currently reads:
"5. Percent Limit on Assets Invested in Any One Issuer - Purchase a security if, as a result with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities)"

to read as follows:"5. Percent Limit on Assets Invested in Any One Issuer - Purchase a security if, as a result with respect to more than 50% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities or securities of regulated investment companies)"; and

     3. To change Fundamental Policy number 6, which currently reads:
"6. Percent Limit on Share Ownership of Any One Issuer - Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10%of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities)"

to read as follows: "6. Percent Limit on Share Ownership of Any One Issuer - Purchase a security if, as a result, with respect to more than 50% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities or securities of regulated investment companies)"




     The Board of Directors has fixed the close of business on May 17, 2004, as the record date. Holders of our shares of record at the close of business on the record date are entitled to receive notice of and to vote at the meeting, or any adjournment of the meeting.

                     WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

     The accompanying Information Statement is furnished on behalf of the Board of Trustees pursuant to Section 14(c) of the Securities Exchange Act of 1934 to provide notice of the meeting.

                                          By Order of the Board of Trustees,


                                          /s/ Frances Lando
                                          ------------------------
                                          Frances Lando, Secretary


Pittsburgh, Pennsylvania
Dated:  May 27, 2004

                            RETIREMENT INCOME TRUST
                             5553 Woodmont Street
                        Pittsburgh, Pennsylvania 15217


                             INFORMATION STATEMENT
                             ---------------------

     This Information Statement is furnished by the Board of Trustees of the Retirement Income Trust to provide notice of a special meeting of shareholders to be held at 5553 Woodmont Street, Pittsburgh, Pennsylvania 15217, on Friday, June 11,2004, at 4:00 p.m., EDST, or any adjournment of the meeting, for the purposes set forth in the foregoing Notice of Special Meeting of Shareholders.

     Our Board of Trustees has fixed the close of business on May 17, 2004, as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting, or any adjournment of the meeting. There were 22,024.336 shares of beneficial interest issued and outstanding on May 17, 2004. We anticipate that this Information Statement will be mailed or furnished on or about May 27, 2004, to all shareholders of record as of the record date.

      Michael and Frances Lando, our executive officers and controlling stockholders, will vote their shares of common stock in favor of the proposals.

     PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTION TO BE TAKEN AT THE SPECIAL MEETING OF STOCKHOLDERS, INCLUDING APPROVAL OF THE NAME CHANGE AMENDMENT AND PERMISSION FOR US TO TAKE ACTION BY MAJORITY WRITTEN CONSENT OF SHAREHOLDERS.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.




                         RECORD DATE AND VOTING RIGHTS

      Our shares of beneficial interest in The Retirement Income Fund is our only outstanding class or series of voting securities. Shareholders of record at the close of business on May 17, 2004, the record date for determining shareholders entitled to notice, are the only shareholders entitled to vote at the meeting. As of the record date, there were 22,024.336 shares of our common stock outstanding and entitled to vote. Each shareholder entitled to vote shall have one vote for each share of beneficial interest registered in the shareholder's name on our books as of the record date.


                              QUORUM FOR MEETING

      Our governing documents require that one-third of the outstanding shares entitled to vote, present in person or by proxy, shall constitute a quorum for the conduct of business at all meetings of shareholders. A total of 16,282.036 shares, representing 74% of our outstanding shares, common stock owned by Frances and Michael Lando, will be present in person at the meeting. Thus, there will be a quorum for the purpose of approving the proposed amendments to the Fundamental Policies of The Retirement Income Fund.


                               VOTING AT MEETING

     At the special meeting of shareholders to be held on June 11, 2004, shareholders holding 74% of our outstanding voting stock intend to approve the proposed amendments to the Fundamental Policies of the Fund.


                          FUNDAMENTAL POLICY CHANGES

Purpose and Effect of Changes

      The change to Fundamental Policy Number 3 to allow the Fund to invest up to 49% of its assets in a single industry is being made to better reflect the Fund's philosophy that income opportunities tend to arrive in clusters in a given industry or type of security which has fallen out of favor temporarily. Increasing the amount of investment allowable in a single industry will better enable the Fund to avail itself of such opportunities at the cost, however, of less diversification. The other change in Fundamental Policy 3 reflects the belief that real estate investment trusts are not a monolithic universe. At a given time the risks, rewards, opportunities and results vary largely according to the type(s) of assets(s) invested in by a given REIT.

     The changes to Fundamental Policies 5 and 6 better reflect compliance with the current requirements of the Internal Revenue Code.





Vote Required

     For a change of a Fundamental Policy of the Fund, The Investment Company Act of 1940 requires the vote (A) of 67 % or more of the shares present at such meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (B) of more than 50% of the outstanding shares of the Trust, whichever is the less. Michael and Frances Lando, shareholders who own 16,282.036 shares of beneficial interest, representing approximately 74% of the total number of our outstanding shares of beneficial interest, intend to vote at the special meeting of stockholders to be held on June 11, 2004, in favor of the proposals to amend the Fundamental Policies of the Fund.


          PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of our shares as of the record date on May 17, 2004, by each shareholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, each director and executive officer and all directors and executive officers as a group. Each of our shareholders has sole voting and investment power with respect to the shares he/she beneficially owns.


                                                Shares
     Name and Address of                      Beneficially           Percent
       Beneficial Owner                          Owned              of Class
----------------------------                  ------------          ---------
Michael and Frances Lando                      16,282.036            73.93%
5553 Woodmont Street
Pittsburgh, Pennsylvania 15217

Philip Lando                                    3,031.149            13.76%
18731 Pintail Lane
Gaithersburg, MD 20879

Alan A. Reznik                                  1,755.336             7.97%
138 Beechmont Road
Pittsburgh, PA 15206

Carol Siegel                                      487.966             2.22%
2 Lear Drive
Pittsburgh, PA 15235


All Trustees and executive                     16,770.002            76.14%
Officers as a Group (three persons)

     As of the record date, there were 22,024.336 shares of beneficial interest issued and outstanding and entitled to vote. Each share of beneficial interest entitles its holder to one vote. Mr. and Ms. Lando serve as our executive officers, and Mr. Lando and Ms. Siegel are members of our Board of Trustees.

                INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                           MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

     (i)  Any director or officer since the beginning of our last fiscal year;
or


     (ii) Any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed above in the section entitled "Principal Stockholders and Security Ownership of Management." No trustee has advised that (s)he intends to oppose the proposed amendments to the Fundamental Policies of the Fund as more particularly described in this Information Statement.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Retirement Income Trust has duly caused this report to be signed by the undersigned thereunto authorized.

                                            RETIREMENT INCOME TRUST



                                        By: /s/ MICHAEL S. LANDO
                                            --------------------------
                                            Michael S. Lando, President

Pittsburgh, Pennsylvania
May 27, 2004